CONTINGENCIES AND COMMITMENTS	12 Months Ended
Jun. 30, 2020
CONTINGENCIES AND COMMITMENTS [Abstract]
CONTINGENCIES AND COMMITMENTS
16.	CONTINGENCIES AND COMMITMENTS

16.1.	Contingencies

The Group is subject to claims and lawsuits filed in the ordinary course of business. Although management does not believe that any such proceedings other than those noted below will have material adverse effect going forward, no assurances to that effect can be given based on the uncertainty of litigation and demands of third parties. Group only records a liability for pending litigation and claims where losses are both probable and reasonably estimable.

16.1.1.	The significant claims or legal proceedings against subsidiaries of the Group are as follows:

A case was filed in November 2014 in the US District Court of Tennessee as a collective action under the US Fair Labor Standards Act (FLSA) and Tennessee law, alleging that plaintiffs were forced to work without being paid for the “off the clock” time. In December 2014, a similar FLSA collection action case was filed against IBEX Global Solutions in the US District Court for the District of Columbia. In February 2015, the two cases were consolidated in Tennessee (the “Consolidated Action”) and plaintiffs agreed to submit all claims to binding arbitration before the American Arbitration Association. Presently, there are approximately 3,500 individuals who have opted into the FLSA class action claims, and there are pending wage and hour class action claims under various state laws (“Rule 23 Claims”) involving approximately 21,000 potential class action claimants. In April 2019, the parties engaged in a Mediation. On June 14, 2019, the parties entered into a Settlement Agreement, which was approved by the arbitrator on June 19, 2019. Pursuant to the Settlement Agreement, all claimants under both the FLSA and the Rule 23 Claims were required to fill out and send a claim form to the Third-Party Administrator within the claim period ending on October 15, 2019 in order to receive funds under the settlement. Subsequent to June 30, 2019, Ibex funded $3.4 million toward the settlement fund provided under the Settlement Agreement. This amount covered 100% of the possible claims under the FLSA, as well as plaintiffs’ attorney fees, administration costs and service awards. These amounts exclude any amounts for the Rule 23 Claims. Any funds not claimed pursuant to the FLSA portion of the settlement will revert to Ibex. Pursuant to the Settlement Agreement, there is $2.2 million allocated to the settlement of claims for the Rule 23 class members. The exact amount of recovery with respect to the Rule 23 Claims depends upon the claim forms properly and timely returned to the Third-Party Administrator. The claim period closed on October 15, 2019 and as of that date, claim forms properly and timely returned for the Rule 23 Class Members accounted for $1.2 million of the $2.2 million allocated funds for the Rule 23 class. On November 7, 2019, the parties appeared before the Arbitrator and the Arbitrator approved the Final Order. On November 20, 2019, payment was made by the Company to the Qualified Settlement Fund in the amount of $1.2 million for payment in full of all Rule 23 Claims and any Company tax obligations for payments to such individuals, and the matter is effectively closed. On July 15, 2020 this matter was dismissed with prejudice pursuant to an Agreed Stipulation of Dismissal with Prejudice.

On July 26, 2018, Digital Globe Services, Inc. received an indemnification notice related to AllConnect, Inc. v. Kandela LLC Case No. 2:18-cv-05959SJO (SSx) pending in the U.S. District Court for the Central District of California, Wester Division, relating to patent infringement for certain call center search for services capabilities provided by Digital Globe Services, Inc. under the Dealer Network Agreement entered into in 2014 between Kandela LLC and Digital Globe Services, Inc. via its “BundleDealer.com” portal. On June 03, 2020, AllConnect, Inc. and Kandela LLC entered into a settlement agreement, and Digital Globe Services, Inc. agreed to pay $0.03 million of Kandela LLC’s legal fees and expenses incurred in connection with Kandela LLC’s defense of the matter. On June 5, 2020, pursuant to settlement and joint stipulation, the court dismissed the claims of Allconnect with prejudice.

In addition, the Company is subject to other routine legal proceedings, claims, and litigation in the ordinary course of its business. Defending lawsuits requires significant management attention and financial resources and the outcome of any litigation, including the matters described above, is inherently uncertain. The Company does not, however, currently expect that the costs to resolve these routine matters will have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

16.2.	Commitments

16.2.1.   IBEX Global Solutions Limited has an annual telecommunication service commitment with two of its carriers. The carrier agreement was signed in May 2017 for a three-year term with the minimum annual commitment for $0.6 million and it is expected to be renewed on August 1, 2020. The agreement has a provision for an early termination at its one-year anniversary with a sixty day written notice. A second carrier agreement was signed in August 2017 for a three-year term with minimum annual commitment for $1.1 million.

16.2.2.  IBEX Global Solutions Limited is also subject to early termination provisions in certain telecommunications contracts, which if enforced by the telecommunications providers, would subject IBEX Global Solutions to the obligation to pay early termination fees. To date, these early termination provisions have not been triggered by IBEX Global Solutions and in most cases would be equal to the unfulfilled terms of the contract.

16.2.3.    On November 27, 2017, PNC Bank, NA issued an irrevocable standby letter of credit for the amount of $0.4 million in favor of the Group’s subsidiary Ibex Global Solutions, Inc. to the benefit of Digicel (Jamaica) Limited to guarantee the payment of base rent for the property rented by the Group’s subsidiary IBEX Global Jamaica Limited. With effect from March 1, 2018, the amount of irrevocable standby letter of credit was increased to $0.5 million. The letter of credit was renewed on December 13, 2019 for one year.

16.2.4.    On January 19, 2018, PNC Bank, NA issued an irrevocable standby letter of credit for the amount of $0.3 million in favor of TRG Customer Solutions, Inc. d/b/a IBEX Global Solutions to the benefit of First Global Bank Limited to guarantee the payment of loan received by the Group’s subsidiary IBEX Global Jamaica Limited. This letter of credit expired on July 19, 2018, as allowed by the agreement with First Global Bank.